Exhibit 10.1
FOURSQUARE CAPITAL CORP.
FORM OF PRIVATE PLACEMENT PURCHASE AGREEMENT
     PRIVATE PLACEMENT PURCHASE AGREEMENT (this “Agreement”) made as of this [___] day of [___] 2009, by and between Foursquare Capital Corp., a Maryland corporation (the “Company”), and AllianceBernstein L.P., [Greenfield related entity], Rialto Capital Management, LLC and Flexpoint Fund L.P. (each, a “Purchaser” and collectively the “Purchasers”).
     WHEREAS, each Purchaser has a substantive, pre-existing relationship with the Company;
     WHEREAS, the Company has filed a registration statement (the “Registration Statement”) on Form S-11 under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission in connection with a proposed initial public offering (the “IPO”) of up to [___] shares of common stock of the Company, par value $0.01 per share (the “Common Stock”); and
     WHEREAS, concurrent with the consummation of the IPO, the Company desires to issue and sell, and each of the Purchasers desires to purchase, the number of shares of Common Stock set forth opposite such Purchaser’s name on Annex A for the aggregate purchase price set forth opposite such Purchaser’s name on Annex A.
     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:
     1. Sale and Purchase of Private Placement Common Stock. Subject to and concurrent with the consummation of the IPO, the Company shall issue and sell to each of the Purchasers, and each of the Purchasers individually agrees that it shall purchase, the number of shares of Common Stock set forth opposite each such Purchaser’s name on Annex A for the aggregate purchase price set forth opposite such Purchaser’s name on Annex A. For the avoidance of doubt, the obligations of the Purchasers under this Agreement are individual and not joint and several.
     2. Closing. The closing of the purchase and sale of Common Stock hereunder, including payment for and delivery of such Common Stock, will take place at the offices of the Company or the Company’s legal counsel concurrently with, and shall be subject to, (i) the completion of the IPO and (ii) the entry by the Company and each Purchaser into the registration rights agreement described in Section 6. At the closing, the Company shall deliver to each Purchaser one or more certificates evidencing the Common Stock being purchased by such Purchaser, substantially in the form attached hereto as Exhibit 1 registered in the name of the relevant Purchaser or its nominee upon the payment of the relevant purchase price set forth on Annex A in immediately available funds by wire transfer to an account designated by the Company.
     3. Representations and Warranties of the Company. In connection with the issuance and sale of Common Stock to each Purchaser, the Company hereby represents and warrants to each Purchaser the following:
          3.1 The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

          3.2 All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The issuance and sale by the Company of Common Stock hereunder does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property or assets is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property or assets.
          3.3 Upon issuance in accordance with, and payment pursuant to, the terms hereof, each Purchaser will have good title to the Common Stock being purchased by it hereunder, free and clear of all liens, claims and encumbrances of any kind, other than transfer restrictions hereunder and under other agreements contemplated hereby.
          3.4 The Company has a substantive, pre-existing relationship with each Purchaser and was directly contacted by each Purchaser or its agents independent of the IPO. The Company and its Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) (i) did not identify or contact any Purchaser through the marketing of the IPO and (ii) was not independently contacted by any Purchaser as a result of the general solicitation by means of the Registration Statement.
          3.5 The Common Stock to be purchased pursuant to this Agreement has been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim.
     4. Representations and Warranties of the Purchasers. Each Purchaser hereby individually represents and warrants on behalf of itself to the Company that:
          4.1 It is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
          4.2 The shares of Common Stock being purchased by it hereunder are being acquired for its own account, only for investment purposes and not with a view to, or for resale in connection with, any public distribution or public offering thereof within the meaning of the Securities Act.
          4.3 It is duly organized, validly existing and in good standing under the laws of the relevant jurisdiction. It has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
          4.4 All corporate action necessary to be taken by it to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by it in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by it. This Agreement constitutes the valid, binding and enforceable obligation of such Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium,

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fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The purchase by it of Common Stock hereunder does not conflict with its organizational documents or with any material contract by which it or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to it or its property.
          4.5 It understands and acknowledges that (i) the offering of the shares of Common Stock to be purchased pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of such securities is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and exempt from registration pursuant to applicable state securities or blue sky laws and, therefore, the shares of Common Stock to be purchased hereunder will be characterized as “restricted securities” under the Securities Act and such laws and may not be sold unless they are subsequently registered under the Securities Act and qualified under state law or unless an exemption from such registration and such qualification is available.
          4.6 The Purchaser has a substantive, pre-existing relationship with the Company and was directly contacted by the Company or the Company’s agents independent of the IPO. The Purchaser (i) was not identified or contacted through the marketing of the IPO and (ii) did not independently contact the Company as a result of the general solicitation by means of the Registration Statement.
          4.7 The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser’s prospective investment in the Common Stock; (ii) has the ability to bear the economic risks of the Purchaser’s prospective investment; and (iii) has not been offered the shares of Common Stock to be purchased hereunder by any form of advertisement, article, notice, or other communication published in any newspaper, magazine, or similar medium; or broadcast over television or radio; or any seminar or meeting whose attendees have been invited by any such medium.
     5. Restriction on Sale of Private Placement Shares. Until [     ] from the date of this Agreement, the Purchaser will not, without the prior written consent of the Company, directly or indirectly, sell, offer, dispose of, hedge or enter into any transaction that is designed to, or might reasonably be expected to result in the disposition of, any Private Placement Shares, other than (i) to any affiliate, as long as such affiliate agrees to be bound by the provisions of this Agreement, (ii) as a result of the operation of law or (iii) in connection with any business combination transaction involving the Company approved by a majority of the Company’s independent directors; it being understood that any transfers of the shares or other equity interests in any Purchaser by the holders thereof shall be permitted and not be deemed to be a breach of this Section 5.
     6. Registration Rights Agreement. At the time of the completion of the IPO, the Company and each Purchaser shall enter into a registration rights agreement, substantially in the form attached hereto as Exhibit 2, pursuant to which the Company will grant certain registration rights to each Purchaser relating to the shares of Common Stock to be purchased hereunder.
     7. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement or their obligations hereunder.
     8. Amendments. This Agreement may not be amended, modified or waived, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

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     9. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.
     10. Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and agree not to plead or claim that such courts represent an inconvenient forum.
     11. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided that the Underwriters shall be third party beneficiaries of this Agreement.
     12. Legends. Each certificate, if any, representing the shares of Common Stock to be purchased hereunder shall be endorsed with the following legend or a substantially similar legend:
          “The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and are “restricted securities” as defined in Rule 144 promulgated under the Securities Act. The securities may not be sold or offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement for the shares under the Securities Act of 1933, as amended, or (ii) pursuant to an opinion of counsel, satisfactory to the company, that such registration or compliance is not required as to said sale, offer, or distribution.
          Until [        ], the securities represented by this certificate are subject to transfer restrictions set forth in the private placement purchase agreement dated as of [        ], 2009, by and among Foursquare Capital Corp., and AllianceBernstein L.P., [Greenfield related entity], Rialto Capital Management, LLC and Flexpoint Fund L.P.”
     13. Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.
     14. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge, and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

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               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
COMPANY:

FOURSQUARE CAPITAL CORP.
By:
Name:
Title:

PURCHASERS:

ALLIANCEBERNSTEIN L.P.
By:	AllianceBernstein Corporation

By:	Name:
Title:

[GREENFIELD RELATED ENTITY]
By:
Name:
Title:

RIALTO CAPITAL MANAGEMENT, LLC
By:
Name:
Title:

FLEXPOINT FUND L.P.
By:
Name:
Title:

[Private Placement Purchase Agreement Signature Page]

Annex A

Number of Shares of
Name of Purchaser	Common Stock	Aggregate Purchase Price
ALLIANCEBERNSTEIN L.P.

[GREENFIELD RELATED ENTITY]

RIALTO CAPITAL MANAGEMENT, LLC

FLEXPOINT FUND L.P.

Exhibit 1
Form of Common Stock Certificate
[continued on next page]

Exhibit 2
Form of Registration Rights Agreement
[continued on next page]